UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 1, 2023

SmileDirectClub, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39037	83-4505317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

414 Union Street Nashville, Tennessee	37219
(Address of Principal Executive Offices)	(Zip Code)

(800) 848-7566
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol (s)	Name of Each Exchange on Which Registered
Class A common stock, par value $.0001 per share	SDC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described under Item 5.07 below, SmileDirectClub, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) on June 1, 2023. At the Annual Meeting, upon the recommendation of the Board of Directors of the Company, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to provide for exculpation of certain officers to the fullest extent permitted by the Delaware General Corporation Law. The Certificate of Amendment, which integrates this amendment to the Certificate of Incorporation approved by the Company’s stockholders at the Annual Meeting, became effective upon filing with the Secretary of State of the State of Delaware on June 1, 2023.

The foregoing is qualified in its entirety by reference to the Certificate of Amendment of the Amended and Restated Certificate of Incorporation, which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the stockholders of the Company voted on four proposals as described below.

1.The Company’s stockholders elected three Class I directors, who comprise all of the directors of such class, each to serve until the 2026 Annual Meeting of Stockholders or until his or her successor has been duly elected and qualified, subject to earlier resignation or removal. Each nominee for director was elected by a vote of the stockholders as follows.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
David Katzman	2,656,722,364	6,107,255	56,626,104
Susan Greenspon Rammelt	2,657,397,256	5,432,363	56,626,104
Edward W. Ward. III	2,657,870,371	4,959,248	56,626,104

2.The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, by a vote of the stockholders as follows:

Votes For	Votes Against	Abstentions
2,684,029,212	2,344,409	33,082,102

3.The Company’s stockholders voted, on a non-binding, advisory basis, to approve the Company’s named executive officer compensation, as disclosed in the Company’s 2023 Proxy Statement, by a vote of the stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,658,039,312	4,232,936	557,371	56,626,104

4.The Company’s stockholders voted to approve an amendment to the Company’s amended and restated certificate of incorporation to reflect new Delaware law provisions regarding officer exculpation, as disclosed in the Company’s 2023 Proxy Statement, by a vote of the stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,660,064,175	2,434,909	330,535	56,626,104

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation

104	Cover Page Interactive Data File (formatted as Inline XBRL and included as Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMILEDIRECTCLUB, INC.

Date: June 1, 2023	By: /s/ Troy Crawford
Troy Crawford
Chief Financial Officer